Loans and Debentures	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about borrowings [abstract]
Loans and Debentures
Note 15 – Loans and Debentures

The following are the contractual conditions of the Group’s interest-bearing loans and credit, which are measured based on amortized cost. Additional information regarding the Group’s exposure to interest risks, foreign currency and liquidity risk is provided in Note 28, in connection with financial instruments.

	As at December 31
	2023	2022
	$ Thousands
Current liabilities
Current maturities of long-term liabilities:
Loans from banks and others	107,739	26,113
Non-convertible debentures	52,980	9,497
Others	8,908	3,652
	169,627	39,262

Non-current liabilities
Loans from banks and others	906,243	610,434
Non-convertible debentures	454,163	513,375
	1,360,406	1,123,809

Total	1,530,033	1,163,071

A.1	Classification based on currencies and interest rates

	As at December 31,
	2023	2022
	$ Thousands
Debentures (1)
In shekels(1)	507,143	522,872

Loans from banks and others (2)
In shekels	1,022,890	640,199

	1,530,033	1,163,071

1.	Annual interest rates between 2.5% to 2.75%.
2.
Hadera: Annual interest between 2.4% to 3.9% (for the linked loans) and between 3.6% to 5.4% (for the unlinked loans); Tzomet: Annual interest of prime plus 0.55%; and Gat: Annual interest of prime interest plus spread between 0.4% to 0.9%.

As of December 31, 2023 and 2022, all loans and debentures relate to liabilities incurred by OPC and its subsidiaries.

A.2	Reconciliation of movements of liabilities to cash flows arising from financing activities

	Financial liabilities (including interest payable)
	Loans and credit	Loans from holders of interests that do not confer financial control	Debentures	Financial instruments designated for hedging
	$ Thousands

Balance as at January 1, 2023	516,195	124,152	526,771	(16,087)
Changes as a result of cash flows from financing activities
Payment in respect of derivative financial instruments, net	-	-	-	2,385
Receipt of loans	405,460	30,357	-	-
Repayment of debentures and loans	(123,237)	(33,389)	(8,451)	-
Interest paid	(30,270)	(593)	(6,133)	-

Net cash provided by/(used in) financing activities	251,953	(3,625)	(14,584)	2,385

Effect of changes in foreign currency exchange rates	(533)	2,218	-	(241)
Interest and CPI expenses	51,180	7,179	21,658	(3,027)
Changes in fair value, application of hedge accounting and other	10,179	(463)	(7,061)	2,065
Business combination	83,385	-	-	-

Balance as at December 31, 2023	912,359	129,461	526,784	(14,905)

	Financial liabilities (including interest payable)
	Loans and credit	Loans from holders of interests that do not confer financial control	Debentures	Financial instruments designated for hedging
	$ Thousands

Balance as at January 1, 2022	488,455	139,838	586,600	(8,305)
Changes as a result of cash flows from financing activities
Payment in respect of derivative financial instruments, net	-	-	-	(923)
Receipt of loans	88,651	13,680	-	-
Repayment of debentures and loans	(21,601)	(25,617)	(5,972)	-
Interest paid	(11,058)	(2,094)	(11,889)	-
Prepaid costs for loans taken	(2,845)	-	-	-

Net cash provided by/(used in) financing activities	53,147	(14,031)	(17,861)	(923)

Effect of changes in foreign currency exchange rates	(51,435)	(8,419)	(68,696)	967
Interest and CPI expenses	27,444	6,764	26,728	-
Changes in fair value, application of hedge accounting and other	(1,416)	-	-	(7,826)

Balance as at December 31, 2022	516,195	124,152	526,771	(16,087)

1.	Long-term loans from banks and others

A.	Gat Financing Agreement

In March 2023, the Gat Partnership and Bank Leumi le-Israel B.M. (“Bank Leumi”) signed a financing agreement for a senior debt (project financing) to finance the construction of the Gat Power Plant. As part of the financing agreement, Bank Leumi advanced to the Gat Partnership a long-term loan at the total amount of NIS 450 million (approximately $128 million). The loan will be repaid in quarterly installments, starting from September 25, 2023, and the final repayment date is May 10, 2039 (subject to the stipulated early repayment provisions).

The loan will bear an annual interest equal to the Prime interest adjusted by a spread ranging from 0.4% to 0.9% per annum. The Gat Financing Agreement contains provisions on converting the interest on the said loan from a variable interest to a fixed and unlinked interest. The loan will bear the unlinked government bond interest, as defined in the agreement, adjusted by a 2.05% to 2.55% spread.

To secure the Gat Financing Agreement, there are collateral on all of the Gat Partnership’s assets and rights in it, including the real estate, bank accounts, insurances, the Gat Partnership’s assets and rights in connection with the Project Agreements (as defined in the agreement). In addition, a lien was placed on the rights of the entities holding the Gat Partnership. On the Completion Date, OPC and Veridis, each in accordance with its proportionate (indirect) share in the Gat Partnership, as well as OPC Power Plants, made a guarantee to pay all principal and accrued interest payments, in connection with the completion of the registration of the collateral and the payment of the deferred consideration balance under the circumstances and subject to the terms set in the said letter of guarantee.

Distributions by the Gat Partnership is subject to a number of conditions described in the said loan agreement, including, among other things: compliance with the following financial covenants: Historic debt service coverage ratio (“DSCR”) and Average Projected DSCR and loan life coverage ratio at a minimal rate of 1.15, a first quarterly principal and interest payment will be made, the provisions of the agreement will be complied with, and no more than four distributions will be carried out in a 12-month period.

In March 2023, the Gat Partnership, the entities holding the Gat Partnership, including OPC Power Plants, and Bank Leumi signed an equity subscription agreement, under which the said entities and OPC Power Plants made certain undertakings (debt service and equity capital requirements, guarantees, meeting certain financial covenants) toward Bank Leumi in connection with the Gat Partnership's activity.

B.	OPC Rotem financing agreement

The power plant project of OPC Rotem was financed by the project financing method (hereinafter – “Rotem Financing Agreement”) with a consortium of lenders led by Bank Leumi Le-Israel Ltd. (hereinafter respectively – “Rotem’s Lenders” and “Bank Leumi”).

In October 2021, the early repayment of the full outstanding balance of OPC Rotem’s project financing of amount NIS 1,292 million (approximately $400 million) (including early repayment fees as described below) was completed. A debt service reserve and restricted cash of amount NIS 125 million (approximately $39 million) were also released. As part of the early repayment, OPC Rotem recognized a one-off expense totaling NIS 244 million (approximately $75 million) in 2021, in respect of an early repayment fee of approximately NIS 188 million (approximately $58 million), net of tax.

In proportion to their interests in OPC Rotem, OPC and Veridis extended to OPC Rotem loans for the financing of the early repayment of amounts NIS 904 million (approximately $291 million) and NIS 226 million (approximately $72 million), respectively, totaling NIS 1,130 million (approximately $363 million) (hereinafter - the “Shareholders’ Loans”). The Shareholders’ Loans bear annual interest at the higher of 2.65% or interest in accordance with Section 3(J) of the Israel Income Tax Ordinance, whichever is higher. The Shareholders’ Loans shall be repaid in quarterly unequal payments in accordance with the mechanism set in the Shareholders’ Loans agreement, and in any case no later than October 2031. A significant portion of OPC’s portion of NIS 904 million (approximately $280 million), was funded by the issuance of Series C debentures as described in Note 15.2.B.

C.	OPC Hadera financing agreement

In July 2016, Hadera entered into a financing agreement for the senior debt (hereinafter – “the Hadera Financing Agreement”) with a consortium of lenders (hereinafter – “Hadera’s Lenders”), headed by Israel Discount Bank Ltd. (hereinafter – “Bank Discount”) and Harel Insurance Company Ltd. (hereinafter – “Harel”) to finance the construction of the Hadera Power Plant, whereby the lenders undertook to provide Hadera credit facilities, mostly linked to the CPI, in the amount of NIS 1,006 million (approximately $323 million) in several facilities (some of which are alternates): (1) a long‑term credit facility (including a facility for changes in construction and related costs); (2) a working capital facility; (3) a debt service reserves account and a VAT facility; (4) a guarantees facility; and (5) a hedge facility.

Some of the loans in the Hadera Financing Agreement are linked to the CPI and some are unlinked. The loans bear interest rates between 2.4% and 3.9% on the CPI-linked loans, and between 3.6% and 5.4% on the unlinked loans, and are repaid in quarterly installments up to 2037 and commenced from the first quarter of 2020.

In addition, OPC Hadera undertook, commencing from the commercial operation date, to provide a debt service reserve in an amount equal to the amount of the debt payments for two successive quarters (as of December 31, 2021, NIS 30 million (approximately $10 million)), and an owner’s guarantee fund of NIS 15 million (approximately $5 million).

D.	OPC Tzomet financing agreement

In December 2019, a financing agreement for the senior debt (project financing) was signed between OPC Tzomet and a syndicate of financing entities led by Bank Hapoalim Ltd. (hereinafter – “Bank Hapoalim”, and together with the other financing entities hereinafter – “Tzomet’s Lenders”), to finance construction of the Tzomet power plant (hereinafter – “Tzomet Financing Agreement”).

Under the Tzomet Financing Agreement, Tzomet’s Lenders undertook to provide OPC Tzomet a long‑term loan facility, a standby facility, a working capital facility, a debt service reserve, a VAT facility, third‑party guarantees and a hedge facility, in the aggregate amount of NIS 1,372 million (approximately $441 million). Part of the amounts under these facilities will be CPI-linked and part of the amounts will be USD-linked. The loans accrue interest at the rates set out in the Tzomet Financing Agreement.

As part of the Tzomet Financing Agreement, terms were provided with reference to conversion of interest on the long-term loans from variable interest to CPI linked interest. Such a conversion will take place in three cases: (a) automatically at the end of 6 years after the signing date of the Tzomet Financing Agreement; (b) at OPC Tzomet’s request during the first 6 years commencing from the signing date of the Tzomet Financing Agreement; (c) at Bank Hapoalim’s request, in certain cases, during the first 6 years commencing from the signing date of the Tzomet Financing Agreement. In addition, OPC Tzomet has the right to make early repayment of the loans within 6 years after the signing date of the Tzomet Financing Agreement, subject to a one time reduced payment (and without payment of an early repayment penalty), and provided that up to the time of the early repayment, the loans were not converted into loans bearing fixed interest linked to the CPI. The Tzomet Financing Agreement also includes certain restrictions with respect to distributions and repayment of shareholders’ loans.

As of December 31, 2023, OPC Tzomet and OPC were in compliance with all the covenants in accordance with the Tzomet Financing Agreement. The loans are to be repaid quarterly, which will begin shortly before the end of the first or second quarter after the commencement date of the commercial operation up to the date of the final payment, which will take place on the earlier of the end of 19 years from the commencement date of the commercial operation or 23 years from the signing date of the Tzomet Financing Agreement (however not later than December 31, 2042).

E.	CPV Keenan financing agreement

In August 2021, CPV Keenan and a number of financial entities entered into a $120 million financing agreement (hereinafter - the “Keenan Financing Agreement”), comprising a loan of approximately NIS 335 million (approximately $104 million) and ancillary credit facilities (working capital and letters of credit) of approximately NIS 52 million (approximately $16 million).

The loan and the ancillary credit facilities in the Keenan Financing Agreement shall be repaid in installments over the term of the agreement; the final repayment date is December 31, 2030. The loan and the ancillary credit facilities in the Keenan Financing Agreement shall carry an annual interest of SOFR + 1.28%. (LIBOR + 1% - 1.375% through July 2023). CPV Group hedged approximately 70% of its exposure to changes in the SOFR interest through an interest swap, that was designated to hedge an accounting cash flow with the weighted interest of approximately 3.37%.

As part of the Keenan Financing Agreement, collateral and pledges on the project’s assets held by CPV Keenan were provided in favor of the lenders. The Keenan Financing Agreement includes a number of restrictions, such as compliance with a minimum debt service coverage ratio of 1.15 during the 4 quarters that preceded the distribution, and a condition whereby no grounds for repayment or breach event exists (as defined in the financing agreement).

The Keenan Financing Agreement includes grounds for calling for immediate repayment as customary in agreements of this type, including, among others – breach of representations and covenants that have a material adverse effect, non-payment events, non-compliance with certain obligations, various insolvency events, termination of the activities of the project or termination of significant parties in the project (as defined in the agreement), occurrence of certain events relating to the regulatory status of the project and maintaining of government approvals, certain changes in the project’s ownership, certain events in connection with the project, existence of legal proceedings relating to the project, and a situation wherein the project is not entitled to receive payments for electricity – all in accordance with and subject to the terms and conditions, definitions and cure periods detailed in the financing agreement.

F.	Mountain Wind Financing Agreement

On April 6, 2023, a CPV Group and a banking corporation entered into a financing agreement that includes: (1) a term loan of $75 million that was used to fund part of the purchase consideration of the Mountain Wind Project (hereinafter - the “Loan”); and (2) ancillary credit facilities for working capital of $17 million for the current credit needs of the Mountain Wind Project (hereinafter jointly with the Loan - the “Credit Facilities”).

The Loan and Credit Facilities was pledged on the assets of the Mountain Wind Project and its rights and has a term of 5 years. The Loan bears annual interest of SOFR plus a fixed margin and a variable margin of between 1.63% and 1.75% over the term of the loan, of which the interest will be paid at least every quarter. CPV Group hedged the exposure to changes in variable SOFR interest by entering into an interest rate swap in respect of 75% of the balance of the Loan and opted to apply cash flow hedge accounting rules. The weighted interest as of the report date is approximately 5.4%.

G.	Financing Agreement for Construction in the US Renewable Energies Segment

On August 24, 2023, certain entities in CPV group have entered into a financing agreement of $370 million for the purpose of financing the construction and initial operating period of qualifying projects in the field of renewable energy in the United States, of which a total of approximately $59 million were withdrawn by CPV Group as at December 31, 2023. Subsequent to the reporting period, an additional drawdown of approximately $93 million were withdrawn by CPV Group. CPV Group hedged the exposure to changes in variable SOFR interest by entering into an interest rate swap in respect of 75% of the balance of the loan and opted to apply cash flow hedge accounting rules.

H.	OPC Power – Shareholder Loans

During the reporting period, OPC and non-controlling interests invested in the equity of the partnership OPC Power (both directly and indirectly) a total of approximately NIS 565 million (approximately $150 million) and extended by approximately NIS 175 million (approximately $45 million) in loans, based on their stake in the partnership. The loans are denominated in US Dollars and bear an annual interest rate of 7%. The loan principal will be repayable at any time as will be agreed on between the parties, but no later than January 2028. After utilizing the entire investment commitment and shareholder loans in July 2023, the facility was increased by $100 million (OPC’s share in the facility is $70 million).

2.	Debentures

A.	Series B Debentures

In April 2020, OPC issued debentures (Series B) with a par value of NIS 400 million (approximately $113 million), which were listed on the TASE. As a result, approximately $111 million representing the par value, net of issuance cost is recognized as debentures. The debentures are linked to the Israeli consumer price index and bear annual interest at the rate of 2.75%. The principal and interest of the debentures (Series B) are repayable every six months, commencing on March 31, 2021 (on March 31 and September 30 of every calendar year) through September 30, 2028.

In October 2020, OPC issued additional Series B debentures of par value NIS 556 million (approximately $162 million) (the “Expansion of Series B”). The gross proceeds of the issuance amount to approximately NIS 584 million (approximately $171 million) and the issuance costs were approximately NIS 7 million (approximately $2 million).

A trust certificate was signed between OPC and Reznik Paz Nevo Trusts Ltd. in April 2020, which details customary grounds for calling the debentures for immediate repayment (subject to cure periods), including insolvency events, liquidation proceedings, receivership, a stay of proceedings and creditors’ arrangements, certain structural changes, a significant worsening in OPC’s financial position, etc. The trust certificate also includes a commitment of OPC to comply with certain financial covenants and restrictions.

On December 31, 2023, OPC meets the said financial covenants.

B.	Series C Debentures

In September 2021, OPC issued Series C debentures at a par value of NIS 851 million (approximately $266 million), with the proceeds designated primarily for the early repayment of OPC Rotem’s financing (refer to Note 15.1.B). The debentures are listed on the TASE, are not CPI-linked and bear annual interest of 2.5%. The debentures shall be repaid in twelve semi-annual and unequal installments (on February 28 and August 31) as set out in the amortization schedule, starting on February 28, 2024 through August 31, 2030 (the first interest payment is due on February 28, 2022). The issuance expenses amounted to about NIS 9 million (approximately $3 million). OPC is required to comply with certain financial covenants and restrictions.

On December 31, 2023, OPC meets the said financial covenants.